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[LOGO OF JOHN HANCOCK COMPANY]
                                                            Policy Details - Variable Life
                                                            [ ] John Hancock Life Insurance Company (U.S.A.)
                                                            [ ] John Hancock Variable Life Insurance Company
                                                            [ ] John Hancock Life Insurance Company
                                                            (hereinafter referred to as The Company)
Service Office:                                             .    This form is part of the Application for Life Insurance for the
200 BLOOR STREET EAST                                            Proposed Life Insured(s).
TORONTO, ONTARIO                                            .    Print and use black ink. Any changes must be initialed by the
CANADA M4W 1E5                                                   Proposed Life Insured(s) and/or Owner(s).

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Proposed Life Insured (Life One)                                   Proposed Life Insured (Life Two)
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Name      First                   Middle           Last            Name      First                  Middle             Last

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Name(s) of Owner(s)
                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

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Plan Name
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Single Life         [ ] Protection VUL                             [ ] Accumulation VUL
                    [ ] Other
                             -------------------------------------------------------------------------------------------------------
Survivorship Life   [ ] SVUL     [ ] Performance SVUL              [ ] Other
                                                                              ------------------------------------------------------

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Amount
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1. Face Amount/Base Sum Insured (BSI)/                                             (Total Face Amount is the sum of
   Base Face Amount (BFA) excluding any additional benefits          $ _________    the BSI/BFA and the ASI/SFA on Page 2.)

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Premiums
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2. Frequency:       [ ] Annual [ ] Semi-Annual [ ] Quarterly [ ] Monthly - Billed (SVUL only) [ ] List Billed (only available on
                        SVUL)
                    [ ] Pre-Authorized Checking (See Special Instructions on cover page and complete "Request for Pre-Authorized
                        Checking" - page 6 of the Application for Life Insurance)
                    [ ] Other
                              ------------------------------------------------------------------------------------------------------

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Premium Notices and Correspondence
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3. a) Send Premium Notices to: [ ] Owner(s) [ ] Life One [ ] Life Two [ ] Employer's Address

   b) Send Correspondence to:  [ ] Same as Premium Notices (as above)

                               [ ] Other: Name & Address           Name

                                                                   -----------------------------------------------------------------
                                                                   Street No. & Name, Apt No., City, State, Zip code

                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------

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VARIABLE LIFE - SINGLE LIFE
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4. a) Life Insurance Qualification Test
      [ ] Guideline Premium [ ] Cash Value Accumulation
      Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

   b) Death Benefit Option  [ ] Option 1/Option A (Face Amount/BSI/BFA)  [ ] Option 2/Option B (Face Amount/BSI/BFA plus
                                                                             Policy/Account Value)

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NB5008US (01/2006)                 Page 1 of 6

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VARIABLE LIFE - SINGLE LIFE - continued
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 Protection VUL
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 [ ] Accelerated Death Benefit (for terminal illness)      [ ] Level Supplemental Face Amount (SFA) of
 [ ] Disability Payment of Specified Premium:                  $ _________ for the life of the policy
     Monthly Specified Premium Amount $ _________          [ ] LifeCare Benefit Rider (Please complete form NB5018.)
 [ ] Extended No Lapse Guarantee (beyond Basic Period)         [ ] LifeCare Benefit Max (LMAX) Extension Rider
     [ ] To Age _________ [ ] Period _________             [ ] Other _______________________________________________________________

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 Accumulation VUL
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 [ ] Accelerated Death Benefit (for terminal illness)      [ ] Supplemental Face Amount (SFA) (Check only one, if desired.)
 [ ] Cash Value Enchancement Rider                             [ ] Level SFA of $ _________ for life of the policy
 [ ] Disability Payment of Specified Premium:                  [ ] Initial SFA of $ _________ with Total Face Amount increasing
     Monthly Specified Premium Amount $ _________                  by:_____% or $ _________ per year for _____ policy years
 [ ] LifeCare Benefit Rider (Please complete form NB5018.)         (level thereafter)
     [ ] LifeCare Benefit Max (LMAX) Extension Rider           [ ] Customize Level or Increasing Schedule
 [ ] Overloan Protection Rider                                     (List by policy year. SFA amount may not decrease. Please
 [ ] Return of Premium Death Benefit (with DB Option 1             complete form NB5064.)
     only)                                                 [ ] Other _______________________________________________________________
     Increase Rate [ ] Yes _________% [ ] No
     Percentage of Premiums to be returned at death
     (Whole numbers only. Maximum 100%) _________%

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VARIABLE LIFE - SURVIVORSHIP LIFE
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5. a) Life Insurance Qualification Test
      [ ] Guideline Premium         [ ] Cash Value Accumulation (not available on SVUL)
      Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

   b) Death Benefit Option          [ ] Option 1/Option A (Face Amount/BSI/BFA) [ ] Option 2/Option B (Face Amount/BSI/BFA plus
                                        Policy/Account Value)

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   SVUL
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   [ ] Extended No Lapse Guarantee (beyond Basic Period)   [ ] Supplementary Term Insurance
       [ ] To Age ________  [ ] Period ________            [ ] Other _______________________________________________________________
   [ ] Four Year Term (EPR)
   [ ] Policy Split Option
   [ ] Return of Premium Death Benefit (with DB Option 1 only)
       Increase Rate [ ] Yes _________% [ ] No
       Percentage of Premiums to be returned at death
       (Whole numbers only. Maximum 100%)_________%

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   Performance SVUL
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   [ ] Additional Sum Insured (ASI) (Check only one, if desired.)
       [ ] Level ASI of $ _________ for life of the policy                       [ ] Age 100 Waiver of Charges Rider
       [ ] Level ASI of $ _________ with Total Sum Insured (TSI) increasing      [ ] Enhanced Cash Value Rider
           by: _____% or $ _________ per year for _____ policy years             [ ] Disability Payment of Specified Premium:
           (level thereafter)                                                        Monthly Specified Premium Amount $ _________
       [ ] Customize Level or Increasing Schedule                                [ ] Policy Split Option
           (List by policy year. ASI amount may not decrease.                    [ ] Survivorship Four Year Level Term Rider
           Please complete form NB5064.)                                         [ ] Other _________________________________________
       [ ] Premium Cost Recovery: [ ] Recovery increase percentage _________%
                                  [ ] Recovery increase years                              _________________________________________
                                      (level thereafter) _________

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NB5008US (01/2006)                 Page 2 of 6

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Additional Information - These questions apply to the OWNER(S) of the policy. All questions must be answered.
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6. a) If an additional or optional policy is being applied for in a separate application, state plan and amount.
      Plan name ___________________________________________________________________________    $ _________

   b) Do you understand that you may need to pay premiums in addition to Planned
      Premium if the current policy charges or actual investment performance are different from the assumptions used in your Illustration (assuming the requirements of any applicable guaranteed death benefit feature have not
      been satisfied)?                                                                         [ ] Yes [ ] No

7. Have you received a current prospectus (and any supplements) for the applicable policy?
   [ ] No, I did not receive a copy in any form.
   [ ] Yes (Indicate type of format.)
       -----------------------------------------------------------------------------------------------------------------------------
       [ ] Paper Format: Date of prospectus(es)         mmm      dd      yyyy     Date of supplement(s)  mmm       dd        yyyy

                                                       -----------------------                          --------------------------

                                                       -----------------------                          --------------------------
                     Date of John Hancock Trust         mmm      dd      yyyy     Date of supplement     mmm       dd        yyyy
                     prospectus (if applicable)
                                                       -----------------------                          --------------------------
       -----------------------------------------------------------------------------------------------------------------------------

       [ ] Electronic Format:
           If provided, did you consent to receiving this format? [ ] Yes [ ] No

                     If Yes, date of CD    mmm    dd    yyyy     Date of supplement(s) (Applicable only if in paper format, then complete section above.)
                                          -------------------

           By consenting to receive the prospectus documents in Electronic Format, I agree:
           a) That I am freely making a request to receive the prospectus documents in this format and furthermore, I have the means to view such documents.
           b) I can always request a paper copy of the prospectus documents at no cost for Protection VUL, Accumulation VUL, SVUL and Performance SVUL by calling 1-800-827-4546 or by calling 1-800-732-5543 for all other prospectus documents.
              Not all prospectuses are available on CD.

8. With the above in mind, does the policy meet your insurance objectives and your anticipated financial needs? [ ] Yes [ ] No

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Investor Suitability Statements
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9. I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:
   (A) THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.
   (B) THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT VALUE, MAY
       INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT
       GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND
       CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
   (C) THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF
       ADDITIONAL PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.

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Telephone and/or Internet Transfer/Allocation Change Authorization
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10. I understand and agree that:

    a) Telephone and internet transfers and allocation changes           d) All terms of authorization are binding upon the agents,
       will also be subject to the conditions of the policy,                heirs and assignees of the Owner(s).
       the administrative requirements of The Company, and the
       provisions of the policy's prospectus.                            e) This Telephone and Internet Transfer/Allocation Change
                                                                            Authorization will be effective until such time as
    b) The Company may act on telephone and internet instructions           (a) written revocation is received by The Company's
       from the Owner or from any such person, if the policy is             Service Office, or (b) The Company discontinues this
       jointly owned. The Company, its agents, or representatives           privilege, whichever occurs first.
       of employees who act on its behalf, will not be subject to
       any claim, liability, loss, expense or cost if it acted on     --------------------------------------------------------------
       good faith upon telephone or internet instructions it
       reasonably believes to be genuine in reliance on this          Please check [X] ONLY one box:
       signed authorization. The Company will employ reasonable
       procedures to confirm that the instructions communicated       [ ] I authorize The Company to accept telephone and internet
       by telephone and internet are genuine. Such procedures             instructions form me or any co-owner.
       shall consist of confirming a valid telephone and
       internet authorization form is on file, requiring the          [ ] I authorize The Company to accept telephone and internet
       registration and the use of a unique password for internet         instructions from me, any co-owner or our Registered
       authorization and tape recording conversations and                 Representative. (Registered Representatives should contact
       providing written confirmation thereof.                            their broker/dealer for procedures regarding this
                                                                          authorization.)
    c) The Company, at its option alone and without prior or
       subsequent notice to the Owner(s), or any other person
       or representative of the Owner(s), may record all or
       part of any telephone conversation containing telephone
       transfer and/or allocation change instructions.

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11. INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers. Total must be 100%.

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SVUL only
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If the state law governing your policy requires the refund of premiums on a policy returned during the Right to Return Policy period, net premiums will be held in the Money Market until the end of that period, at which time it will be invested according to the allocation instructions specified below. If the state law requires the refund to be based on accumulated value, net premiums will be invested according to the allocation instructions specified below on the later of the date the policy is approved for issue, or the business day the premium is received at The Company's Service Office.

AGGRESSIVE GROWTH PORTFOLIOS              GROWTH PORTFOLIOS                        GROWTH & INCOME PORTFOLIOS

_____% Science & Technology               _____% Quantitative Mid Cap              _____% 500 Index
_____% Pacific Rim                        _____% Mid Cap Index                     _____% Fundamental Value
_____% Health Sciences                    _____% Mid Cap Core                      _____% Growth & Income
_____% Emerging Growth                    _____% Global                            _____% Large Cap
_____% Emerging Small Company             _____% Capital Appreciation              _____% Quantitative Value
_____% Small Cap                          _____% American Growth                   _____% American Growth & Income
_____% Small Cap Index                    _____% U.S. Global Leaders Growth        _____% Equity Income
_____% Dynamic Growth                     _____% Quantitative All Cap              _____% American Blue Chip Income & Growth
_____% Mid Cap Stock                      _____% All Cap Core                      _____% Income & Value
_____% Natural Resources                  _____% Large Cap Growth                  _____% PIMCO VIT All Asset
_____% All Cap Growth                     _____% Total Stock Market Index          _____% Global Allocation
_____% Strategic Opportunities            _____% Blue Chip Growth
_____% Financial Services                 _____% U.S. Large Cap                    INCOME PORTFOLIOS
_____% International Opportunities        _____% Core Equity
_____% International Small Cap            _____% Strategic Value                   _____% High Yield
_____% International Equity Index         _____% Large Cap Value                   _____% U.S. High Yield Bond
_____% American International             _____% Classic Value                     _____% Strategic Bond
_____% International Value                _____% Utilities                         _____% Strategic Income
_____% International Stock                _____% Real Estate Securities            _____% Global Bond
                                          _____% Small Cap Opportunities           _____% Investment Quality Bond
                                          _____% Small Company Value               _____% Total Return
                                          _____% Special Value                     _____% American Bond
                                          _____% Mid Cap Value                     _____% Real Return Bond
                                          _____% Value                             _____% Core Bond
                                          _____% All Cap Value                     _____% Active Bond
                                                                                   _____% U.S. Government Securities

_____% FIXED ACCOUNT                                                               CONSERVATIVE PORTFOLIO

NOTE:  The maximum amount that may be                                              _____% Money Market
       transferred from the Fixed Account
       (FA) in any one policy year is the                                          LIFESTYLE PORTFOLIOS
       greater of $2000 or 15% of the
       FA value at the previous policy                                             _____% Lifestyle Aggressive 1000
       anniversary.                                                                _____% Lifestyle Growth 820
                                                                                   _____% Lifestyle Balanced 640
                                                                                   _____% Lifestyle Moderate 460
                                                                                   _____% Lifestyle Conservative 280

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NB5008US (01/2006)                 Page 4 of 6

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11. INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers. Total must be 100%. (continued)

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Performance SVUL, Accumulation VUL and Protection VUL only
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AGGRESSIVE GROWTH PORTFOLIOS              GROWTH PORTFOLIOS                        GROWTH & INCOME PORTFOLIOS

_____% Science & Technology               _____% Quantitative Mid Cap              _____% Growth & Income II
_____% Pacific Rim                        _____% Mid Cap Index                     _____% 500 Index B
_____% Health Sciences                    _____% Mid Cap Core                      _____% Fundamental Value
_____% Emerging Growth                    _____% Global                            _____% Growth & Income
_____% Small Cap Growth                   _____% Capital Appreciation              _____% Large Cap
_____% Emerging Small Company             _____% American Growth                   _____% Quantitative Value
_____% Small Cap                          _____% U.S. Global Leaders Growth        _____% American Growth & Income
_____% Small Cap Index                    _____% Quantitative All Cap              _____% Equity Income
_____% Dynamic Growth                     _____% All Cap Core                      _____% American Blue Chip Income & Growth
_____% Mid Cap Stock                      _____% Large Cap Growth                  _____% Income & Value
_____% Natural Resources                  _____% Total Stock Market Index          _____% Managed
_____% All Cap Growth                     _____% Blue Chip Growth                  _____% PIMCO VIT All Asset
_____% Strategic Opportunities            _____% U.S. Large Cap                    _____% Global Allocation
_____% Financial Services                 _____% Core Equity
_____% International Opportunities        _____% Strategic Value                   INCOME PORTFOLIOS
_____% International Small Cap            _____% Large Cap Value
_____% International Equity Index B       _____% Classic Value                     _____% High Yield
_____% Overseas Equity                    _____% Utilities                         _____% U.S. High Yield Bond
_____% American International             _____% Real Estate Securities            _____% Strategic Bond
_____% International Value                _____% Small Cap Opportunities           _____% Strategic Income
_____% International Stock                _____% Small Cap Value                   _____% Global Bond
                                          _____% Small Company Value               _____% Investment Quality Bond
                                          _____% Special Value                     _____% Total Return
                                          _____% Mid Value                         _____% American Bond
                                          _____% Mid Cap Value                     _____% Real Return Bond
                                          _____% Value                             _____% Bond Index B
                                          _____% All Cap Value                     _____% Core Bond
                                                                                   _____% Active Bond
                                                                                   _____% U.S. Government Securities
                                                                                   _____% Short Term Bond

_____% FIXED ACCOUNT *                                                             CONSERVATIVE PORTFOLIO

NOTE: Liquidity restrictions apply when                                            _____% Money Market B *
      allocating funds to the Fixed Account.
                                                                                   LIFESTYLE PORTFOLIOS
OTHER PORTFOLIO
                                                                                   _____% Lifestyle Aggressive 1000 *
    %                                                                              _____% Lifestyle Growth 820 *
_____ ______________________________________                                       _____% Lifestyle Balanced 640 *
                                                                                   _____% Lifestyle Moderate 460 *
                                                                                   _____% Lifestyle Conservative 280 *

* These are the only investment options available                                  ASSET ALLOCATION MODELS
  when the ENLG rider is selected on Protection VUL.
                                                                                   _____% Fundamental Value of America *
                                                                                   _____% Value Strategy *
                                                                                   _____% Growth Blend *
                                                                                   _____% Global Balanced *
                                                                                   _____% Blue Chip Balanced*

                                                                                   NOTE: Only one Asset Allocation Model
                                                                                         can be selected (allocation must be 100%).

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Allocation of Monthly Charges
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12. Please deduct the monthly charges from the following accounts (except Mortality and Expense Risk/Asset based Risk charges).

    Account No. ______________________________   _________%       [ ] Check box and attach sheet with additional information, if necessary.
                ______________________________   _________%

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Owner(s) Signature(s)
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Signed at  City                State           This               Day of                                   Year

--------------------------------------------   -------------      ---------------------------------------  -------------------------
Signature of Witness/Registered Representative                    Signature of Owner
(as Witness)

X                                                                 X
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                                                                  Signature of Owner

                                                                  X
                                                                  ------------------------------------------------------------------

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Registered Representative Certification - All Registered Representatives sharing commissions must sign this form.
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I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured(s), and to the Owner(s) if other than the Proposed Life Insured(s).

Signature of Registered Representative                            Signature of Registered Representative

X                                                                 X
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Signature of Registered Representative                            Signature of Registered Representative

X                                                                 X
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Signature of Registered Representative

X
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NB5008US (01/2006)                 Page 6 of 6